UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 20, 2011
(Date of Report/Date of Earliest Event Reported)
AMR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)
4333 Amon Carter Blvd.
Fort Worth, Texas 76155
(Address of principal executive offices)
Registrant’s telephone number, including area code: (817) 963-1234
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Attached hereto as Exhibit 23 is the corrected consent of Ernst & Young LLP (originally filed as Exhibit 23 to AMR Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (“Form 10-K”)) to the incorporation by reference of its reports contained in the Form 10-K into the Registration Statements (Form S-8 No. 2-68366, Form S-8 No. 333-19325, Form S-8 No. 33-27866, Form S-8 No. 33-60725, Form S-8 No. 333-13751, Form S-8 No. 33-60727, Form S-8 No. 333-56947, Form S-8 No. 333-70239, Form S-8 No. 333-104611, Form S-8 No. 333-160666, Form S-3 No. 33-46325, Form S-3 No. 33-52121, Form S-3 No. 333-68211, Form S-3 No. 333-84292-01, Form S-3 No. 333-110760 and Form S-3 No. 333-160646) of AMR Corporation, and in the related Prospectuses.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
          The following exhibit is attached as part of this Current Report on Form 8-K:
          23. Consent of Independent Registered Public Accounting Firm.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMR CORPORATION

Date: January 20, 2011	By:	/s/ Kenneth W. Wimberly Kenneth W. Wimberly
Corporate Secretary